                                                                   EXHIBIT 10.24

                               TWELFTH AMENDMENT
                               -----------------


     TWELFTH AMENDMENT (this "Amendment"), dated as of March 31, 1997, among EXIDE CORPORATION, a Delaware corporation (the "Company"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AND BANK OF MONTREAL, as Agents (each, an "Agent" and, collectively, the "Agents"), and BANKERS TRUST COMPANY as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :
                             -------------------


     WHEREAS, the Company, the Banks, the Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 30, 1994, as amended, modified or supplemented by the First Amendment thereto, dated as of October 21, 1994, the Second Consent, Waiver and Agreement with respect thereto, dated as of December 9, 1994, the Third Amendment thereto, dated as of February 3, 1995, the Consent and Waiver with respect thereto, dated as of February 21, 1995, the Fourth Amendment thereto, dated as of March 6, 1995, the Waiver with respect thereto, dated as of March 31, 1995, the Fifth Amendment and Consent thereto, dated as of April 18, 1995, the Sixth Amendment and Consent thereto, dated as of April 21, 1995, the Seventh Amendment and Consent thereto, dated as of April 24, 1995, the Eighth Amendment and Consent thereto, dated as of August 17, 1995, the Ninth Amendment and Consent thereto, dated as of November 22, 1995, the Tenth Amendment Consent and Agreement thereto, dated as of March 28, 1996, the Eleventh Amendment, Consent, Waiver and Agreement thereto, dated as of May 17, 1996, and the Consent and Waiver, dated as of December 2, 1996 (as so amended, modified or supplemented, the "Credit Agreement");

     WHEREAS, the Company, through its Wholly-Owned Subsidiary Exide Holding Europe S.A., wishes to acquire 100% of the capital stock of DETA (as defined below) for consideration in the form of cash and assumed debt (the "DETA Acquisition");

          WHEREAS, the Company wishes to tender for, repurchase and/or redeem and retire an amount greater than 50% of the outstanding Senior Subordinated Notes (the "Senior Subordinated Notes Redemption");

          WHEREAS, the Company has requested certain amendments and modifications to the Credit Agreement in order to consummate the transactions described in the two preceding recitals and to effect certain other changes to the Credit Agreement and the Security Agreement;

          WHEREAS, the parties hereto wish to further amend the Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

          I.   Amendments and Modifications to Credit Agreement

          1.   On and after the Twelfth Amendment Effective Date (as defined in
Section III(5) below), Section 1.01 of the Credit Agreement shall be amended by inserting the following new clause (g) immediately at the end of said Section 1.01:

          "(g) Subject to and upon the terms and conditions set forth herein, each Bank with a Tranche D Term Loan Commitment severally agrees to make, on each Tranche D Term Loan Borrowing Date, a term loan (each, a "Tranche D Term Loan" and, collectively, the "Tranche D Term Loans") to the Company, which Tranche D Term Loans made on any Tranche D Term Loan Borrowing Date
     (i) shall be made and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Tranche D Term Loans pursuant to Section 1.06) and (ii) by each Bank shall be in a principal amount that does not exceed the Tranche D Term Loan Commitment of such Bank as in effect on such Tranche D Term Loan Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(s)(i) or (ii) but after giving effect to any reductions thereto prior to such date pursuant to Sections 3.03(s)(i) and (ii) and on or prior to such date pursuant to Section 3.03(s)(iii)). At the time of each incurrence of Tranche D Term Loans pursuant to this Section 1.01(g), the Company shall certify that cash in an amount equal to the amount of the CEAc Acquisition Corp. Repatriation has theretofore been (or will concurrently with the utilization of proceeds of the Tranche D Term Loans
     be) utilized to make payments in connection with the Senior Subordinated Notes Redemption and that all proceeds of the Tranche D Term Loans then being borrowed will, within one Business Day after the respective Borrowing pursuant to this Section 1.01(g), be used to make additional payments owing in connection with the Senior Subordinated Notes Redemption or to reimburse the Company for payments theretofore made by it in connection with the Senior Subordinated Notes Redemption which exceed the amount of the CEAc Acquisition Corp. Repatriation and the gross cash proceeds of all Tranche D Term Loans theretofore incurred by the Company. Once repaid, Tranche D Term Loans incurred hereunder may not be reborrowed."

          2. On and after the Twelfth Amendment Effective Date, Section 1.03(a) of the Credit Agreement shall be amended by inserting the phrase ", Tranche D Term Loans" immediately following the phrase "Tranche C Term Loans" appearing in the second sentence thereof.

          3. On and after the Twelfth Amendment Effective Date, Section 1.05(a) of the Credit Agreement shall be amended by (1) deleting the word "and" appearing at the end of clause (v) thereof and inserting in lieu thereof a comma and (2) inserting immediately prior to the period at the end thereof the following new clause (vii):

     "and (vii) if Tranche D Term Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-6, with blanks appropriately completed in conformity herewith (each, a "Tranche D Term Note" and, collectively, the "Tranche D Term Notes")".

          4. On and after the Twelfth Amendment Effective Date, Section 1.05 of the Credit Agreement shall be further amended by inserting the following new clause (h) immediately after clause (g) of said Section 1.05:

          "(h) The Tranche D Term Note issued to each Bank shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Initial Tranche D Term Loan Borrowing Date or, in the case of Tranche D Term Notes issued thereafter, the date of the issuance thereof, (iii) be in a stated principal amount equal to the sum of the Tranche D Term Loan Commitment and, without duplication, the outstanding principal amount of Tranche D Term Loans of such Bank on the date of the issuance of the respective Tranche D Term Note and be payable in the principal amount of the Tranche D Term Loans evidenced thereby from time to time, (iv) mature on the Tranche D Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

          5. On and after the Twelfth Amendment Effective Date, Section 1.06 of the Credit Agreement shall be amended by (1) inserting "(x)" immediately prior to the phrase "Tranche C Loans" appearing therein and (2) inserting the phrase "and (y) Tranche D Term Loans, the Tranche D Syndication Termination Date" immediately following the phrase "Tranche C Syndication Termination Date" appearing therein.

          6. On and after the Twelfth Amendment Effective Date, Section 1.07 of the Credit Agreement shall be amended by deleting the first sentence contained therein in its entirety and inserting in lieu thereof the following new first sentence to said Section 1.07:

          "All Borrowings of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans and Revolving Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their respective Tranche A Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, Tranche D Term Loan Commitments or Revolving Loan Commitments, as the case may be; provided, that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Banks with a Revolving Loan Commitment pro rata on the basis of their Adjusted RL Percentages."

          7. On and after the Twelfth Amendment Effective Date, Section 1.09 of the Credit Agreement shall be amended by deleting clause (vii) contained therein in its entirety and inserting in lieu thereof the following new clause
(vii):

          "(vii) no Interest Period in respect of any Borrowing of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b), (c), (n) or (p), as the case may be, if the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment; and".

          8. On and after the Twelfth Amendment Effective Date, Section 1.13 of the Credit Agreement shall be amended by (1) relettering clause (i)(d) of the proviso thereto as clause (i)(e), (2) inserting the phrase ", (d) the Tranche D Term Loan

Commitment, such Tranche D Term Loan Commitment" immediately prior to the phrase "and/or" appearing in clause (i) of the proviso thereto, and (3) inserting the phrase ", a Tranche D Term Loan Commitment" immediately after the phrase "Tranche C Term Loan Commitment" appearing in clause (x) of the last sentence of said Section 1.13.

          9. On and after the Twelfth Amendment Effective Date, Section 3.01 of the Credit Agreement shall be amended by adding the following new clause (g) at the end thereof:

          "(g) The Company agrees to pay the Administrative Agent for distribution to each Bank with a Tranche D Term Loan Commitment a commitment commission (the "Tranche D Commitment Commission") for the period from the Twelfth Amendment Effective Date to and including the Tranche D Term Loan Commitment Termination Date (or such earlier date as the Total Tranche D Term Loan Commitment is reduced to $0), computed at a rate for each day equal to 1/2 of 1% on the daily average Tranche D Term Loan Commitment of such Bank. Accrued Tranche D Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on such date upon which the Total Tranche D Term Loan Commitment is terminated."

          10. On and after the Twelfth Amendment Effective Date, Section 3.02 of the Credit Agreement shall be amended by adding the following new clause (d) at the end thereof:

          "(d) Upon at least two Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Company shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Tranche D Term Loan Commitment (and the Tranche D Term Loan Commitment of each Bank) in whole or in part, in each case in integral multiples of $5,000,000 in the case of partial reductions; provided that
     (i) each such reduction shall apply proportionately to permanently reduce the Tranche D Term Loan Commitment of each Bank with such a Commitment and
     (ii) any partial reduction to the Total Tranche D Term Loan Commitment shall apply to reduce the then remaining Tranche D Scheduled Repayments in inverse order of maturity."

          11. On and after the Twelfth Amendment Effective Date, Section 3.03 of the Credit Agreement shall be amended by inserting the following new clause
(s) immediately at the end thereof:

          "(s) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche D Term Loan Commitment shall (i) terminate in its entirety on the Tranche D Term Loan Commitment Termination Date (after giving effect to the making of any Tranche D Term Loans on such date), (ii) on each Tranche D Term Loan Borrowing Date, be reduced by the aggregate principal amount of Tranche D Term Loans being made on such date (which reduction shall occur immediately after the making of such Tranche D Term Loans) and (iii) on each date prior to the Tranche D Term Loan Commitment Termination Date on which the repayment of principal of Tranche D Term Loans would be required pursuant to the applicable provisions in
     Section 4.02 in an amount (determined as if an unlimited principal amount of Tranche D Term Loans were then outstanding) which exceeds the aggregate principal amount of Tranche D Term Loans then outstanding, be reduced by an amount equal to the amount of such excess. Each reduction to the Total Tranche D Term Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Tranche D Term Loan Commitment of each Bank with such a Commitment. Any reductions to the Total Tranche D Term Loan Commitment pursuant to this Section 3.03(s) shall apply to reduce the Tranche D Scheduled Repayments in inverse order of maturity."

          12. On and after the Twelfth Amendment Effective Date, Section 4.01 of the Credit Agreement shall be amended by (1) deleting clause (v) of clause
(a) contained in said Section 4.01 in its entirety and inserting in lieu thereof the following new clause (v):

          "(v)  voluntary prepayments of Term Loans effected pursuant to this
     Section 4.01 (except pursuant to the preceding clause (iv)) shall be applied to the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans on a pro rata basis (based upon the then outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans); and"

and (2) deleting the phrase "and Tranche C Term Loans" appearing in clause (b) of said Section 4.01 and inserting in lieu thereof the phrase ", Tranche C Term Loans and Tranche D Term Loans".

          13. On and after the Twelfth Amendment Effective Date, Section 4.02(a)(vi) of the Credit Agreement shall be amended by deleting the number "$20,000,000" contained in said Section 4.02(vi) and inserting in lieu thereof the number "$50,000,000".

          14. On and after the Twelfth Amendment Effective Date, Section 4.02(e)(i) of the Credit Agreement shall be amended by (i) deleting the phrase "(other than Tudor, CEAc and their respective Subsidiaries)" appearing therein and by inserting in lieu thereof the phrase "(other than CEAc Acquisition Corp. and its Subsidiaries)" and (ii) deleting the phrase "Exide European Restructuring Date" appearing therein and by inserting in lieu thereof the phrase "Twelfth Amendment Effective Date".

          15. On and after the Twelfth Amendment Effective Date, Section 4.02(e)(iii) of the Credit Agreement shall be amended by deleting the phrase "Exide European Restructuring Date" appearing therein and by inserting in lieu thereof the phrase "Twelfth Amendment Effective Date".

          16. On and after the Twelfth Amendment Effective Date, Section 4.02(f)(iii) is hereby amended by (1) deleting the phrase "Exide European Refinancing Facility Agreement as originally in effect" appearing therein and by inserting in lieu thereof the phrase "Exide European Refinancing Facility Agreement as in effect on the Twelfth Amendment Effective Date" and (2) deleting the phrase "as in effect on the Exide European Restructuring Date" and inserting in lieu thereof the phrase "as in effect on the Twelfth Amendment Effective Date".

          17. On and after the Twelfth Amendment Effective Date, Section 4.02(g)(ii) shall be amended by deleting the existing text thereof and by inserting in lieu thereof the phrase "[INTENTIONALLY OMITTED]".

          18. On and after the Twelfth Amendment Effective Date, Section 4.02(i) of the Credit Agreement shall be amended by deleting the existing text thereof in its entirety and by inserting in lieu thereof the phrase "[INTENTIONALLY OMITTED]".

          19. On and after the Twelfth Amendment Effective Date, Section 4.02(m) shall be amended by (i) adding "(x)" immediately before the phrase "result in a violation" appearing in the proviso to the second sentence thereof and (ii) deleting the phrase ", the application pursuant to this sentence may be delayed until the respective repatriations are permitted to be made" appearing in the proviso to the second sentence thereof and by inserting in lieu thereof the phrase "or (y) require that the Company deliver a guaranty as a result of the receipt of such amounts pursuant to the terms of the Exide Holding Senior Unsecured Note Documents as originally in effect (and so long as such documents are in effect), the application pursuant to this sentence may be delayed until the respective repatriations are permitted to be made without causing the results described in preceding clauses (x) and (y)".

          20. On and after the Twelfth Amendment Effective Date, Section 4.02 of the Credit Agreement shall be further amended by inserting the following new clause (p) immediately at the end of said Section 4.02:

          "(p) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Company shall be required to repay that principal amount of Tranche D Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 3.03, 4.01 and 4.02(j), a "Tranche D Scheduled Repayment," and each such date, a "Tranche D Scheduled Repayment Date"):

          Tranche D
     Scheduled Repayment Date                                       Amount
     ------------------------                                       ------
     June 30, 1997                                                 $125,000
     September 30, 1997                                            $125,000
     December 31, 1997                                             $125,000

     March 31, 1998                                                $125,000
     June 30, 1998                                                 $125,000
     September 30, 1998                                            $125,000
     December 31, 1998                                             $125,000

     March 31, 1999                                                $125,000
     June 30, 1999                                                 $125,000
     September 30, 1999                                            $125,000
     December 31, 1999                                             $125,000

     March 31, 2000                                                $125,000
     June 30, 2000                                                 $125,000

     March 31, 2001                                                $125,000

     Tranche D Term Loan
      Maturity Date                                            $48,250,000".

          21. On and after the Twelfth Amendment Effective Date, the Credit Agreement shall be further amended by inserting the following new Section 6B immediately after Section 6A contained therein:

          "SECTION 6B. Conditions Precedent to Initial Tranche D Term Loan Borrowing Date. The obligation of each Bank to make Tranche D Term Loans on the Initial Tranche D Term Loan Borrowing Date is subject, at the time of the making of such Loans, to the satisfaction of the following conditions:

          6B.01 Notes. On or prior to the Initial Tranche D Term Loan Borrowing Date, there shall have been delivered to the Administrative Agent for the account of each Tranche D Bank the appropriate Tranche D Term Note in the amount, maturity and as otherwise provided herein.

          6B.02 Officer's Certificate. On the Initial Tranche D Term Loan Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Tranche D Term Loan Borrowing Date and signed on behalf of the Company by the President or the Chief Financial Officer of the Company, stating that all of the conditions in Sections 6B.04, 6B.05, 6B.06, 6B.09, 6B.12, 6B.13, 7.01 and 7.03 have been satisfied on such date.

          6B.03 Opinions of Counsel. On the Initial Tranche D Term Loan Borrowing Date, the Administrative Agent shall have received from (i) Kirkland & Ellis, U.S. counsel to the Company and its Subsidiaries, an opinion addressed to the Administrative Agent, the Agents, the Collateral Agent and each of the Banks and dated the Initial Tranche D Term Loan Borrowing Date, which opinion shall cover matters, and shall be in form and substance, satisfactory to each of the Agents and (iii) such local counsel (satisfactory to the Agents), if any, as may have been requested by the Agents, legal opinions each of which (x) shall be addressed to the Administrative Agent, the Agents, the Collateral Agent and each of the Banks and dated the Initial Tranche D Term Loan Borrowing Date, (y) shall be in form and substance satisfactory to the Agents and (z) shall cover the Tranche D Mortgage Amendments and such other matters incident to the transactions contemplated herein as the Agents may reasonably request. Without limiting the foregoing, the foregoing legal opinion of Kirkland & Ellis shall be required to include its opinions, in form and substance satisfactory to the Agents and the Required Banks and addressed to the Banks, to the effect that (A) each Credit Event under this Agreement, as amended through and including the date of the delivery of such opinion, may occur without causing any violation of the Senior Notes Indenture or the Senior Subordinated Notes Indenture or the 2005 Senior Unsecured Notes Indenture, and (B) neither the execution, delivery nor performance by the Company or any of its Subsidiaries of this Agreement and the other Credit Documents, as this Agreement and such other Credit Documents have been amended through and including the date of the delivery of such opinion, will cause a violation under the Senior Notes Indenture, the Senior Subordinated Notes Indenture or the 2005 Senior Unsecured Notes Indenture.

          6B.04 Corporate Documents; Proceedings, etc. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Agents reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          6B.05 Adverse Change, etc. Since the Twelfth Amendment Effective Date, nothing shall have occurred (and the Banks shall have become aware of no facts, conditions or other information not previously known) which the Agents, the Required Banks or the Required Tranche D Banks shall determine could have a material adverse effect on the rights or remedies of the Agents or the Banks, or on the ability of the Company, or the Company and its Subsidiaries taken as a whole, to perform their respective obligations to the Agents and the Banks or which could have a material adverse effect on the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole.

          6B.06 Litigation. On the Initial Tranche D Term Loan Borrowing Date, no litigation or investigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of the Company or its Subsidiaries, or which the Agents, the Required Banks or the Required Tranche D Banks shall determine could have a material adverse effect on the business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole.

          6B.07 Mortgages. On the Initial Tranche D Term Loan Borrowing Date, the Collateral Agent shall have received fully executed counterparts of amendments (the "Tranche D Mortgage Amendments"), in form and substance satisfactory to the Collateral Agent, to each of the Mortgages, together with evidence that counterparts of each of the Tranche D Mortgage Amendments have been delivered to the title company ensuring the Lien on the existing Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall have received endorsements to the existing Mortgage Policies assuring the Collateral Agent that each Mortgage, after giving effect to the respective Tranche D Mortgage Amendment, is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances.

          6B.08 Projections; Pro Forma Financial Statements; Accountants' Certificates. On or prior to the Initial Tranche D Term Loan Borrowing Date, the Company shall have delivered to each Bank:

               (i) projected financial statements for the Company and its Subsidiaries for the period from March 31, 1997 to and including the Tranche D Term Loan Maturity Date (the "Tranche D Projections"), which Tranche D Projections (x) shall reflect the forecasted financial condition and income and expenses of the Company and its Subsidiaries after giving effect to the Senior Subordinated Notes Redemption (assuming all Senior Subordinated Notes are repurchased or redeemed and as if same had occurred on March 31, 1997) and the related financing thereof (including, without limitation, the incurrence of the Tranche D Term Loans) and the other transactions contemplated hereby and thereby, (y) shall be certified by the chief financial officer of the Company and (z) shall be reasonably satisfactory in form and substance to the Agents and the Required Banks; and

               (ii) pro forma financial statements (including a balance sheet and income statement) for the Company and its Subsidiaries for the period of four consecutive fiscal quarters (taken as one accounting period) last ended prior to the Tranche D Term Loan Borrowing Date for which financial information in respect thereof is available, assuming the Senior Subordinated Notes Redemption was effected and all Senior Subordinated Notes repurchased or redeemed on the first day of such one year period, and such pro forma financial statements shall have been certified by the chief financial officer of the Company, and the Agents and the Required Banks shall be reasonably satisfied with such pro forma financial statements;

     all of which shall be in form and substance satisfactory to the Agent and the Required Banks.

          6B.09 CEAc Acquisition Corp. Repatriation. On or prior to the Initial Tranche D Term Loan Borrowing Date the Company shall have received at least $20,000,000 in cash from CEAc Acquisition Corp. and/or its Subsidiaries representing payments of accrued interest owed to the Company and/or certain of its Wholly-Owned Subsidiaries (other than CEAc Acquisition Corp. and its Subsidiaries), payments in connection with the purchase of accounts receivable and inventory from the Company (the "CEAc Acquisition Corp. Repatriation"), which amount shall be used to make payments in connection with the Senior Subordinated Notes Redemption before or concurrently with the use of any proceeds of Tranche D Term Loans for such purpose.

          6B.10 Solvency Certificate. On the Initial Tranche D Term Loan Borrowing Date, the Company shall cause to be delivered to the Administrative Agent a certificate in form satisfactory to the Agents, addressed to the Agents and each of the Banks and dated the Tranche D Term Loan Borrowing Date, from the chief financial officer of the Company, providing the opinion of the chief financial officer of the Company that, after giving effect to the incurrence of all financings contemplated herein (assuming the full utilization of the Total Tranche D Term Loan Commitment), each of the Company, on a stand-alone basis, and the Company and its Subsidiaries taken as a whole, is not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in its business and will not have incurred debts beyond its ability to pay such debts as they mature and become due.

          6B.11 Fees, etc. On the Initial Tranche D Term Loan Borrowing Date, the Company shall have paid to the Administrative Agent, each Agent and each Bank all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent, such Agent and such Bank to the extent then due.

          6B.12 Notices to Holders of Certain Indebtedness. (a) On the Initial Tranche D Term Loan Borrowing Date, the Company shall have delivered to the trustee under the Senior Note Indenture, notice to the effect that this Agreement, as amended by the Twelfth Amendment, constitutes the "Amended Credit Agreement" (as defined in such indenture), and the Company shall have taken all other action as may be necessary or, in the opinion of the Agents, desirable to ensure that this Agreement is entitled to all the rights and benefits afforded the "Amended Credit Agreement" under such indenture.

          (b) On the Initial Tranche D Term Loan Borrowing Date, the Company shall have delivered to the trustee under the Senior Subordinated Note Indenture, notice to the effect that this Agreement, as amended by the Twelfth Amendment, constitutes the "Amended Credit Agreement" (as defined in such indenture), and the Company shall have taken all other action as may be necessary or, in the opinion of the Agents, desirable to ensure that this Agreement is entitled to all the rights and benefits afforded the "Amended Credit Agreement" under such indenture.

          (c) On the Initial Tranche D Term Loan Borrowing Date, the Company shall have delivered to the Administrative Agent evidence in form, scope and substance satisfactory to the Agents that the matters set forth in this
     Section 6B.12 have been satisfied as of such date.

          6B.13 Certain Documentation. On or prior to the Twelfth Amendment Effective Date, the Company shall have delivered to the Administrative Agent true and correct copies, certified as such by a financial officer of the Company, of the following documentation as then in effect (or, to the extent such documentation is not then in effect, the most recent drafts of the respective documentation): (i) the European Receivables Facility and all related documentation, (ii) the Exide Holding Senior Unsecured Notes Documents, (iii) the DETA Acquisition Documents and, to the extent then available to the Company, all documentation relating to any Indebtedness which is, or is expected to become, DETA Acquisition Assumed Indebtedness,
     (v) the Receivables Facility and (vi) the Exide European Refinancing Facility Agreement. On the Initial Tranche D Term Loan Borrowing Date, the Company shall have delivered to the Administrative Agent a certification to the effect that there have been no modifications or additions (including as a result of additional documentation being made available to the Company) to the documentation previously delivered pursuant to the immediately preceding sentence or, to the extent there have been any such modifications or additions, attaching true and correct copies of the relevant documents. All documentation delivered pursuant to this Section 6B.13 shall be required to be in form and substance reasonably satisfactory to the Required Banks and the Required Tranche D Banks.

          The acceptance of the proceeds of the Tranche D Term Loans shall constitute a representation and warranty by the Company to the Agents and each of the Banks that all the conditions specified in this Section 6B and
     Section 7 exist
     as of that time. All of the Tranche D Term Notes, certificates, legal opinions and other documents and papers referred to in this Section 6B and
     Section 7, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Tranche D Term Notes, in sufficient counterparts for each of the Tranche D Banks and shall be in form and substance reasonably satisfactory to the Required Banks and the Required Tranche D Banks."

          22. On and after the Twelfth Amendment Effective Date, Section 8.08 of the Credit Agreement shall be amended by inserting the following new clause
(e) immediately following clause (d) contained in said Section 8.08:

          "(e) All proceeds of the Tranche D Term Loans shall be used promptly after the incurrence thereof by the Company to finance, in whole or in part, the Senior Subordinated Notes Redemption, in each case in accordance with the relevant certification required to be delivered at the time of the incurrence of such Loans pursuant to Section 1.01(g)."

          23. On and after the Twelfth Amendment Effective Date, Section 8.15 of the Credit Agreement shall be amended by deleting the second sentence thereof in its entirety and by inserting in lieu thereof the following new sentence:

     "Schedule XIV lists each Subsidiary of the Company, and shows the direct and indirect ownership interests of the Company in each such Subsidiary, in each case as of the Twelfth Amendment Effective Date."

          24. On and after the Twelfth Amendment Effective Date, the Credit Agreement shall be further amended by inserting the following new Section 8.27 immediately following existing Section 8.26:

          "8.27 Special Purpose Corporation. (a) The Receivables Subsidiary was formed for the purpose of purchasing, and receiving contributions of, receivables from the Company and its Subsidiaries, and selling such receivables to, or obtaining secured loans from, the Receivables Financier, pursuant to the Receivables Facility and except in connection with the foregoing (and activities reasonably incidental thereto), the Receivables Subsidiary engages (and shall engage) in no business activities and has (and will have) no significant assets or liabilities.

          (b) The European Receivables Subsidiaries were formed for the purpose of purchasing, and receiving contributions of, receivables from the CEAc Acquisition Corp. and its Subsidiaries, and selling such receivables to, or obtaining secured loans from, the European Receivables Financier, pursuant to the European Receivables Facility and the making of intercompany loans to CEAc Acquisition Corp. and its Subsidiaries to the extent permitted hereby and by the Exide European Refinancing Facility Agreement, and except in connection with the foregoing (and activities reasonably incidental thereto), the European Receivables Subsidiaries engage (and shall engage) in no business activities and have (and will have) no significant assets or liabilities."

          25. On and after the Twelfth Amendment Effective Date, Section 9.19(a) of the Credit Agreement shall be amended by deleting the existing text thereof and by inserting in lieu thereof the following new text:

     "With respect to each Subsidiary of the Company (other than CEAc Acquisition Corp. and its Subsidiaries), the Company (directly or indirectly through its Subsidiaries (other than CEAc Acquisition Corp. and its Subsidiaries) shall at all times own at least that percentage of the outstanding capital stock of such Subsidiary as is shown as being owned (directly or indirectly) by the Company in Schedule XIV hereto. With respect to CEAc Acquisition Corp. and its Subsidiaries, the Company (in the case of CEAc Acquisition Corp.) and CEAc Acquisition Corp. (in the case of such other Subsidiaries) shall (directly or indirectly) at all times own at least that percentage of the outstanding capital stock of such Subsidiary as is shown as being owned (directly or indirectly) by the Company in
     Schedule XIV hereto."

          26. On and after the Twelfth Amendment Effective Date, Section 9.20 of the Credit Agreement shall be amended by inserting the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, the Receivables Subsidiary shall be permitted to be established and shall not be required to become a party to any Credit Document, although 100% of the capital stock of the Receivables Subsidiary shall be required to be pledged pursuant to the relevant Pledge Agreement."

          27. On and after the Twelfth Amendment Effective Date, the Credit Agreement shall be further amended by adding the following new Sections 9.21 and
9.22 immediately after existing Section 9.20 thereof:

          "9.21 Completion of Senior Subordinated Notes Redemption. The Company shall take all actions as may be required so that the Senior Subordinated Notes Redemption shall be completed on, or within 90 days after, the Initial Tranche D Term Loan Borrowing Date. All Senior Subordinated Notes repaid, repurchased or redeemed pursuant to the Senior Subordinated Notes Redemption shall be permanently retired (and shall not thereafter be reissued).

          9.22 Consummation of DETA Acquisition. The Company shall use its best efforts to cause all of the conditions precedent to its ability to consummate the DETA Acquisition, as specified in Section 10.02(xx), to be satisfied on, or within 180 days after, the Twelfth Amendment Effective Date and to cause the DETA Acquisition Date to occur on, or within 180 days after, the Twelfth Amendment Effective Date. If the DETA Acquisition Date does not for any reason occur on, or within 180 days after, the Twelfth Amendment Effective Date, the consummation of the DETA Acquisition shall not be permitted to occur thereafter unless the Required Banks (in their sole discretion) specifically consent thereto in writing."

          28. On and after the Twelfth Amendment Effective Date, Section 10.01 of the Credit Agreement shall be amended by (1) in clause (vi) thereof, deleting the phrase "Section 10.05(ix)" and inserting in lieu thereof "Section 10.05(xi)", (2) in clause (xi) thereof, deleting the phrase "or (xix)" in each place it appears therein and by inserting in lieu thereof the phrase ", (xix) or
(xx)", (3) in clause (xv) thereof, deleting the phrase "(xviii) or" appearing therein and by inserting the phrase "or (xx)" immediately before the phrase "shall be permitted" appearing therein, (4) deleting the word "and" appearing at the end of clause (xvii) thereof, (5) deleting the period at the end of clause (xviii) thereof and inserting a semi-colon in lieu thereof and (6) inserting at the end thereof the following new clauses:

          "(xix) Liens on accounts receivable and proceeds thereof, in each case so long as said accounts receivable are sold pursuant to the European Receivables Facility in accordance with the requirements of Section 10.02(xiv) and any European Receivables Facility Attributed Indebtedness at such time is permitted pursuant to Section 10.05(xxvi); and

          (xx) Liens securing DETA Acquisition Assumed Indebtedness incurred in accordance with the requirements of Section 10.05(xxiv) and so long as such Liens extend only to assets of CEAc Acquisition Corp. and its Subsidiaries."

          29. On and after the Twelfth Amendment Effective Date, Section 10.02 of the Credit Agreement shall be amended by (1) in clause (ii)(B) thereof, deleting the phrase "originally in effect" and by inserting in lieu thereof the phrase "in effect on the Twelfth Amendment Effective Date", (2) in clause (xiv) thereof, (x) deleting the phrase "originally in effect" in both places it appears therein and by inserting in lieu thereof the phrase "in effect on the Twelfth Amendment Effective Date" and (y) inserting the phrase "(other than those expressly consented to by the Administrative Agent and the Required Banks)" immediately following the phrase "with respect thereto" both times such phrase appears therein, (3) deleting the word "and" immediately at the end of clause (xviii) thereof, (4) deleting the period at the end of clause (xix) thereof and by inserting in lieu thereof "; and" (5) inserting the following new clause immediately after clause (xix) thereof:

          "(xx) The DETA Acquisition may be effected so long as: (I) no Default or Event of Default is in existence at the time of the consummation of the DETA Acquisition or immediately after giving effect thereto, (II) the Company shall have delivered to the Administrative Agent and each of the Banks true and correct copies, certified as true and complete by the chief financial officer of the Company, of the DETA Acquisition Documents and copies of all documentation relating to any DETA Acquisition Assumed Indebtedness with a principal amount (or the Dollar Equivalent thereof) in excess of $1,000,000, (III) all the terms and conditions of such DETA Acquisition Documents and documentation relating to DETA Acquisition Assumed Indebtedness are in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks, (IV) without limiting preceding clause (III), none of the Company nor any of its Subsidiaries, other than CEAc Acquisition Corp. and its Subsidiaries, shall have any obligations or liabilities pursuant to the DETA Acquisition Documents or with respect to the DETA Acquisition or any DETA Acquisition Assumed Indebtedness, provided that the Company may have customary representations, warranties and undertakings satisfactory to the Administrative Agent and the Required Banks in the DETA Stock Agreement solely in connection with the issuance of Company Common Stock as consideration and in a registration rights agreement entered into in connection therewith, (V) the aggregate consideration in connection with the DETA Acquisition shall be as set forth in the DETA Acquisition Documents delivered as described above and, in any event, shall not exceed DM 175,000,000, of which up to DM 60,000,000 may be in the form of cash (all of which shall be paid by CEAc Acquisition Corp. and/or its Subsidiaries, and not by the Company or any of its Subsidiaries other than CEAc Acquisition Corp. and its Subsidiaries), up to DM 115,000,000 may be in the form of DETA Acquisition Assumed Indebtedness and the remainder shall be in the form of Company Common Stock, (VI) if the DETA Acquisition is not consummated on, or within 180 days after, the Twelfth Amendment Effective Date, same shall not thereafter be permitted to occur unless the Required Banks specifically consent thereto, (VII) at the time of such consummation the Administrative Agent and the Banks shall have received, and the Administrative Agent and the Required Banks shall be reasonably satisfied with the form and substance of, financial statements with respect to DETA and its Subsidiaries for the fiscal year then last ended and (VIII) prior to such consummation CEAc Acquisition Corp. shall have received gross cash proceeds of at least DM 140,000,000 from the Exide Holding Senior Unsecured Notes Issuance."

          30. On and after the Twelfth Amendment Effective Date, Section 10.03 of the Credit Agreement shall be amended by (1) deleting the word "and" at the end of clause (v) thereof, (2) deleting the period at the end of clause (vi) and inserting in lieu thereof "; and" and (3) inserting at the end of said Section the following new clause (vii):

          "(vii) so long as no Default or Event of Default then exists or would exist after giving effect thereto, on any date after July 1, 1997, the Company may repurchase Company Common Stock and/or options to purchase Company Common Stock provided that, at the time of such repurchase and after giving effect thereto and to any amounts expended on such date pursuant to Section 10.12(c), the aggregate amount of cash Dividends paid pursuant to this clause (vii) since the Twelfth Amendment Effective Date (together with the aggregate amount of cash paid pursuant to Section 10.12(c) since the Twelfth Amendment Effective Date) shall not exceed $20,000,000."

          31. On and after the Twelfth Amendment Effective Date, Section 10.04 of the Credit Agreement shall be amended by inserting the following new clauses
(c) and (d) immediately at the end of Section 10.04:

          "(c) The Receivables Subsidiary shall engage in no business activities other than the purchase, acquisition, sale and pledge of receivables (or interests therein) pursuant to the Receivables Facility and borrowings thereunder and any business activities reasonably incidental thereto, all in accordance with the Receivables Facility, and shall have no assets or liabilities, other than receivables purchased from or contributed by the Company, cash collections therefrom, any investments of such cash collections and other assets and liabilities reasonably incidental to the foregoing activities.

          (d) The European Receivables Subsidiaries shall engage in no business activities other than the purchase, acquisition, sale and pledge of receivables (or interests therein) pursuant to the European Receivables Facility and borrowings thereunder and any business activities reasonably incidental thereto, all in accordance with the European Receivables Facility, and shall have no assets or liabilities, other than receivables purchased from or contributed by CEAc Acquisition Corp. and its Subsidiaries, cash collections therefrom, any investments of such cash collections and other assets and liabilities reasonably incidental to the foregoing activities."

          32. On and after the Twelfth Amendment Effective Date, Section 10.05 of the Credit Agreement shall be amended by (1) in clause (iii) thereof, inserting the phrase "(x) not more than $54,999,999 in aggregate principal amount of Senior Subordinated Notes shall be permitted to remain outstanding after the occurrence of both the Initial Tranche D Term Loan Borrowing Date and the Tranche D Term Loan Commitment Termination Date and (y)" immediately after the phrase "provided further, that" appearing therein, (2) in clause (xii) thereof, inserting the phrase ", Section 10.06(xiii)" immediately after the phrase "10.06(vi) through (ix)" appearing therein, (3) in clause (xx) thereof, inserting the following new proviso immediately after the phrase "remain outstanding" appearing at the end thereof:

          "; provided that, on the Exide Holding Senior Unsecured Notes Issuance Date (only if same occurs), this clause (xx) shall automatically be deemed modified by (i) deleting the number "2,825,900,000" appearing in clause (a)(x) above and by inserting in lieu thereof the phrase "2.489 billion" and (ii) inserting the phrase "after the permanent prepayment of certain amounts under the Exide European Refinancing Facility with proceeds of the European Receivables Facility as required by the Exide European Refinancing Facility Agreement" immediately after the phrase "Exide European Facility Agreement" appearing in clause (a)(y) above".

, (4) in clause (xxi) thereof, inserting the phrase "and following clause
(xxiv)" immediately after the phrase "preceding clauses (xvii) and (xviii)" appearing therein (5) in clause (xxi) thereof, deleting the phrase "(xvii) and (xviii)" and inserting in lieu thereof the phrase "(xix) and (xx)" and (6) inserting at the end thereof the following new clauses:

          "(xxiv) DETA Acquisition Assumed Indebtedness incurred in accordance with the requirements with Section 10.02(xx) and so long as (x) the requirements of said Section are met, (y) none of the Company or any of its Subsidiaries other than CEAc Acquisition Corp. and its Subsidiaries shall at any time have any obligations or liabilities pursuant to, or with respect to, the DETA Acquisition Assumed Indebtedness and (z) the aggregate principal amount of such Indebtedness does not exceed the principal amount thereof originally assumed pursuant to the DETA Acquisition (in any event not to exceed DM 175,000,000 at the time of the consummation of the DETA Acquisition) less any permanent repayments thereof made after the consummation of the Deta Acquisition;

          (xxv) Indebtedness of CEAc Acquisition Corp. evidenced by the Exide Holding Senior Unsecured Notes in an aggregate principal amount not to exceed DM 175,000,000 less the aggregate principal amount of repayments thereof actually made after the Exide Holding Senior Unsecured Notes Issuance Date, which Indebtedness as described in this clause (xxv) shall only be permitted so long as (1) on the date of the incurrence of such Indebtedness, the Agents and the Banks shall have received a legal opinion from Kirkland & Ellis, in form and substance satisfactory to the Agents and the Required Banks and addressed to the Banks, to the effect that neither the incurrence of the Exide Holding Senior Unsecured Notes nor the execution, delivery and performance by Exide Holding of the Exide Holding Senior Unsecured Notes Paying Agency Agreement and the other Exide Holding Senior Unsecured Notes Documents will cause a violation of the Senior Notes Indenture, the Senior Subordinated Notes Indenture or the 2005 Senior Unsecured Notes Indenture, and (2) in no event (including pursuant to any other clause of this Section 10.05 or other provision of this Agreement) shall the Company or any of its Subsidiaries (other than CEAc Acquisition Corp. and its Subsidiaries) be permitted at any time to execute or deliver any guaranty with respect to any portion of any obligations of any Person under the Exide Holding Senior Unsecured Note Paying Agency Agreement or with respect to the Exide Holding Senior Unsecured Notes; and

          (xxvi) Indebtedness of CEAc Acquisition Corp. and/or its Subsidiaries which may be deemed to exist pursuant to the European Receivables Facility as permitted by the Exide European Refinancing Facility Agreement and consistent with Section 10.02(xiv), so long as such European Receivables Facility does not violate the terms of any Indebtedness of the Company and its Subsidiaries which is to remain outstanding after giving effect thereto."

          33. On and after the Twelfth Amendment Effective Date, Section 10.06 of the Credit Agreement shall be amended by (1) deleting the word "and" appearing at the end of clause (xxii) thereof, (2) deleting the period at the end of clause (xxiii) thereof and inserting in lieu thereof "; and" and (3) inserting at the end thereof the following new clause:

          "(xxiv) the Company may make additional Investments in Penske Auto Centers Holding Corporation in the form of cash or Company Common Stock in an aggregate amount, for all Investments made pursuant to this clause
     (xxiv), not to exceed $1,750,000."

          34. On and after the Twelfth Amendment Effective Date, Section 10.08 of the Credit Agreement shall be amended by (1) in clause (a)(ii) thereof, deleting the phrase "(other than CEAc US Holdco, Tudor and their respective Subsidiaries)" in each place it appears therein and by inserting in lieu thereof the phrase "(other than CEAc Acquisition Corp. and its Subsidiaries)", (2) in clause (a)(iii) thereof, deleting the phrase "CEAc US Holdco, Tudor and their respective" appearing therein and by inserting in lieu thereof the phrase "CEAc Acquisition Corp. and its" and (3) in clause (b)(iii) thereof, inserting the phrase ", the DETA Acquisition" immediately after the phrase "CEAc Acquisition" appearing therein.

          35. On and after the Twelfth Amendment Effective Date, Section 10.09 of the Credit Agreement shall be amended by (1) deleting the ratios "1.00:1" and "1.25:1" set forth in the chart therein and (2) inserting in lieu thereof (in descending order) the ratios "0.50:1" and "1.00:1".

          36. On and after the Twelfth Amendment Effective Date, Section 10.10 of the Credit Agreement shall be amended by (1)(x) deleting the table contained in clause (a) thereof in its entirety and (y) inserting in lieu thereof the following table:

               "Period                               Amount
                ------                               ------
     From and including the last day
      of the fiscal quarter ended in
      March, 1996 to but excluding the
      last day of the fiscal quarter
      ended in June, 1996                         $60,000,000

     Thereafter from and including the
      last day of the fiscal quarter
      ended in June, 1996 to but excluding
      the last day of the fiscal quarter
      ended in September, 1996                    $63,000,000

     Thereafter from and including the
      last day of the fiscal quarter
      ended in September, 1996 to but


      excluding the last day of the
      fiscal quarter ended in
      December, 1996                                $65,000,000

    Thereafter from and including the
      last day of the fiscal quarter
      ended in December, 1996 to but
      excluding the last day of the
      fiscal quarter ended in
      March, 1997                                   $80,000,000

    Thereafter from and including
      the last day of the fiscal
      quarter ended in March, 1997
      to but excluding the last day
      of the fiscal quarter ended in
      June, 1997                                    $70,000,000

    Thereafter from and including the
      last day of the fiscal quarter
      ended in June, 1997 to but excluding
      the last day of the fiscal quarter
      ended in September, 1997                      $55,000,000

    Thereafter from and including the
      last day of the fiscal quarter
      ended in September, 1997 to but
      excluding the last day of the
      fiscal quarter ended in
      December, 1997                                $60,000,000

    Thereafter from and including the
      last day of the fiscal quarter
      ended in December, 1997 to but
      excluding the last day of the
      fiscal quarter ended in
      March, 1998                                   $65,000,000

    Thereafter from and including
      the last day of the fiscal
      quarter ended in March, 1998
      to but excluding the last day
      of the fiscal quarter ended in
      March, 1999                         $90,000,000

     Thereafter                          $100,000,000"

and (2)(x) deleting the table in clause (b) thereof in its entirety and (y) inserting in lieu thereof the following table:

           "Period                            Amount
            ------                            ------

     Ended after April 1, 1995 to but
     excluding the last day of the
     fiscal quarter ended in
     September, 1995                       $150,000,000

     Thereafter from and including
     the last day of the fiscal
     quarter ended in September,
     1995 to but excluding the
     last day of the fiscal quarter
     ended in December, 1995               $175,000,000

     Thereafter from and including
     the last day of the fiscal
     quarter ended in December,
     1995 to but excluding the last
     day of the fiscal quarter
     ended in March, 1996                  $200,000,000

     Thereafter from and including
     the last day of the fiscal
     quarter ended in March, 1996
     to but excluding the last day
     of the fiscal quarter ended
     in December, 1996                     $210,000,000

     Thereafter from and including
     the last day of the fiscal
     quarter ended in December, 1996
     to but excluding the last day
     of the fiscal quarter ended
     in March, 1997                                $230,000,000

     Thereafter from and including
     the last day of the fiscal
     quarter ended in March, 1997
     to but excluding the last day
     of the fiscal quarter ended
     in June, 1997                                 $235,000,000

     Thereafter from and including
     the last day of the fiscal
     quarter ended in June, 1997
     to but excluding the last day
     of the fiscal quarter ended
     in March, 1998                                $225,000,000

     Thereafter from and including
     the last day of the fiscal quarter
     ended in March, 1998 to but
     excluding the last day of the fiscal
     quarter ended in March, 1999                  $265,000,000

     Thereafter                                    $300,000,000".


          37. On and after the Twelfth Amendment Effective Date, Section 10.11 of the Credit Agreement shall be amended by (1)(y) deleting the table contained in clause (a) thereof in its entirety and (2) inserting in lieu thereof the following table:

          "Period                                  Ratio
           ------                                  -----

     From and including the
      last day of the fiscal quarter
      ended in March, 1996 to but excluding
      the last day of the fiscal quarter
      ended in June, 1996                         10.75:1

     Thereafter from and including the
      last day of the fiscal quarter
      ended in June, 1996 to but excluding
       the last day of the fiscal quarter
       ended in September, 1996                      9.50:1

     Thereafter from and including the
       last day of the fiscal quarter
       ended in September, 1996 to but
       excluding the last day of the
       fiscal quarter ended in
       December, 1996                                9.25:1

     Thereafter from and including the
       last day of the fiscal quarter
       ended in December, 1996 to but
       excluding the last day of the
       fiscal quarter ended in
       March, 1997                                   8.00:1

     Thereafter from and including the
       last day of the fiscal quarter
       ended in March, 1997 to but
       excluding the last day of the
       fiscal quarter ended in
       June, 1997                                   10.00:1

     Thereafter from and including the
       last day of the fiscal quarter
       ended in June, 1997 to but
       excluding the last day of the
       fiscal quarter ended in
       September, 1997                              13.00:1

     Thereafter from and including the
       last day of the fiscal quarter
       ended in September, 1997 to but
       excluding the last day of the
       fiscal quarter ended in
       December, 1997                               12.00:1

     From and including the last
       day of the fiscal quarter
       ended in December, 1997 to
      but excluding the last day of
      the fiscal quarter ended
      in March, 1998                                11.00:1

     Thereafter from and including the
      last day of the fiscal quarter
      ended in March, 1998 to but
      excluding the last day of the
      fiscal quarter ended in
      March, 1999                                    7.50:1

     Thereafter                                      6.75:1"

and (2)(x) deleting the table contained in clause (b) thereof and (y) inserting in lieu thereof the following table:

            "Period                                  Ratio
             ------                                  -----

     From and including the last
      day of the fiscal quarter
      ended in March, 1996 to
      but excluding the last day of
      the fiscal quarter ended
      in June, 1996                                  7.00:1

     Thereafter from and including the
      last day of the fiscal quarter
      ended in June, 1996 to but
      excluding the last day of the
      fiscal quarter ended in September,
      1996                                           7.00:1

     Thereafter from and including the
      last day of the fiscal quarter
      ended in September, 1996 to but
      excluding the last day of the
      fiscal quarter ended in December,
      1996                                           7.00:1

     Thereafter from and including the
      last day of the fiscal quarter
  ended in December, 1996 to but
  excluding the last day of the
  fiscal quarter ended in March,
  1997                                                             6.50:1

Thereafter from and including the
  last day of the fiscal quarter
  ended in March, 1997 to but
  excluding the last day of the
  fiscal quarter ended in June,
  1997                                                             6.00:1

Thereafter from and including the
  last day of the fiscal quarter
  ended in June, 1997 to but
  excluding the last day of the
  fiscal quarter ended in September,
  1997                                                             8.00:1

Thereafter from and including the
  last day of the fiscal quarter
  ended in September, 1997 to but
  excluding the last day of the
  fiscal quarter ended in
  December, 1997                                                   7.50:1

Thereafter from and including the
  last day of the fiscal quarter
  ended in December, 1997 to but
  excluding the last day of the
  fiscal quarter ended in March,
  1998                                                             7.00:1

Thereafter from and including the
  last day of the fiscal quarter
  ended in March, 1998 to but
  excluding the last day of the
  fiscal quarter ended in March,
  1999                                                             6.00:1

Thereafter                                                         5.00:1".

          38. On and after the Twelfth Amendment Effective Date, Section 10.12 of the Credit Agreement shall be amended by (1) inserting immediately following the period at the end of the title thereof "(a)", (2) inserting the phrase "the Exide Holding Senior Unsecured Notes Paying Agency Agreement, any Exide Holding Senior Unsecured Note" immediately following the phrase "any 2005 Senior Unsecured Note" contained in clause (i) thereof, (3) inserting the phrase "or Exide Holdings Senior Unsecured Notes" immediately after the phrase "2005 Senior Unsecured Notes" contained in clause (ii) thereof and (4) inserting at the end thereof the following new clauses:

          "(b) Notwithstanding anything to the contrary contained in clause (a) above, the Company may on any date consummate, in whole or in part, the Senior Subordinated Notes Redemption so long as (i) no Default or Event of Default then exists or would on such date result therefrom, (ii) the Company has received the CEAc Acquisition Corp. Repatriation in accordance with the requirements of Section 6B.09 and (iii) the aggregate amount so expended does not exceed $105,000,000 or, in the case of a partial redemption or repayment of the Senior Subordinated Notes, an amount equal to the aggregate principal amount of Senior Subordinated Notes so redeemed or repurchased; provided that no proceeds of Revolving Loans may be incurred to consummate any portion of the Senior Subordinated Notes Redemption unless and until (1) the Initial Tranche D Term Loan Borrowing Date has occurred and (2) the Total Tranche D Term Loan Commitment has been terminated pursuant to Section 3.03(s)(ii) and all proceeds of Tranche D Term Loans used as set forth in Section 8.08(e); and

          (c) Notwithstanding anything to the contrary contained clause (a) and in addition to anything permitted by clause (b) above, on any date after July 1, 1997, the Company may repurchase Senior Notes, Senior Subordinated Notes and/or 2005 Senior Unsecured Notes so long as (i) no Default or Event of Default then exists or would result thereby and (ii) at the time of such repurchase or redemption, and after giving effect thereto and to any Dividends paid on such date pursuant to Section 10.03(vii), the aggregate amount expended to make repurchases or redemptions pursuant to this clause
     (c) since the Twelfth Amendment Effective Date (together with the aggregate amount of cash Dividends paid pursuant to Section 10.03(vii) since the Twelfth Amendment Effective Date) shall not exceed $20,000,000."

          39. On and after the Twelfth Amendment Effective Date, Section 10.13 of the Credit Agreement shall be amended by (1) in clause (iii) thereof, inserting the phrase "Twelfth Amendment" immediately before the phrase the "Effective Date" appearing therein and (2) deleting the text of clause (iv) thereof in its entirety and by inserting in lieu thereof the following new text:

     "restrictions contained in any other issue of Existing Indebtedness to the extent such restrictions are described in Schedule VII, restrictions contained in any issue of CEAc Existing Indebtedness to the extent such restrictions are described on Schedule XVII and any restrictions contained in the Exide European Refinancing Facility Agreement as in effect on the Twelfth Amendment Effective Date, restrictions contained in the Exide Holdings Senior Unsecured Note Documents so long as same are consistent with the restrictions contained in the documentation furnished to the Banks prior to the Twelfth Amendment Effective Date, restrictions contained in the European Receivables Facility (so long as same relate only to the assets transferred pursuant thereto by CEAc Acquisition Corp. and its Subsidiaries, and to any Subsidiary of CEAc Acquisition Corp. formed in connection with the European Receivables Facility) and restrictions contained in any issue of DETA Acquisition Assumed Indebtedness (so long as such restrictions only relate to DETA and its Subsidiaries),".

          40. On and after the Twelfth Amendment Effective Date, Section 10.16 of the Credit Agreement shall be amended by (1) in the first sentence thereof, inserting the phrase "the Receivables Subsidiary as a Wholly-Owned Subsidiary of the Company (but not a Subsidiary of CEAc Acquisition Corp.), of the European Receivables Subsidiaries as Wholly-Owned Subsidiaries of CEAc Acquisition Corp., of" immediately after the phrase "except for the creation of" appearing therein and (2) in the first sentence thereof, deleting the phrase "and (xviii)" appearing therein and by inserting in lieu thereof the phrase ", (xviii) and
(xx)".

          41. On and after the Twelfth Amendment Effective Date, Section 10.19 of the Credit Agreement shall be amended by inserting, immediately after the phrase "less (y)" appearing therein, the phrase "the sum of the aggregate principal amount of Tranche D Term Loans then outstanding plus the sum of the Total Tranche D Term Loan Commitment (if any) as then in effect and".

          42. On and after the Twelfth Amendment Effective Date, Section 11 of the Credit Agreement shall be amended by (1) inserting at the end of Section
11.11 thereof the word "or" and (2) inserting a immediately following Section
11.11 the following new Section 11.12:

          "11.12 Exide Holding Senior Unsecured Note Guaranty. The Company shall have executed or delivered a guaranty of, or shall at any time be required to guaranty, any portion of any obligations of any Person under the Exide Holding Senior Unsecured Note Paying Agency Agreement or with respect to the Exide Holding Senior Unsecured Notes;".

          43. On and after the Twelfth Amendment Effective Date, the definition of "Acquired Indebtedness" contained in Section 12 of the Credit Agreement shall be amended by (1) inserting the phrase "DETA Acquisition Assumed Indebtedness," immediately prior to the phrase "Engitec Equipment Commitments" appearing therein and (2) inserting the following new proviso immediately at the end of the second sentence of such definition:

     "; provided that no violation of Section 9.15(a) (including without limitation as a result of the aggregate principal amount of DETA Acquisition Assumed Indebtedness incurred in connection therewith) shall result from the consummation of the DETA Acquisition in accordance with the requirements of Section 10.02(xx), although the amount of Acquired Indebtedness assumed or incurred as a result of the DETA Acquisition shall be taken into account in determining whether Acquired Indebtedness may be incurred or assumed in connection with Permitted Acquisitions effected thereafter".

          44. On and after the Twelfth Amendment Effective Date, the definition of "Clean-Down Period" contained in Section 12 of the Credit Agreement shall be amended by deleting the number "$20,000,000" appearing therein and inserting in lieu thereof the number "$50,000,000".

          45. On and after the Twelfth Amendment Effective Date, the definition of "Combined Consolidated Indebtedness" contained in Section 12 of the Credit Agreement shall be amended by inserting the phrase "and European Receivables Facility Attributed Indebtedness" immediately following the phrase "Receivables Facility Attributed Indebtedness" contained in clause (y) thereof.

          46. On and after the Twelfth Amendment Effective Date, the definition of "Combined Consolidated Interest Expense" contained in Section 12 of the Credit Agreement shall be amended by (w) inserting the phrase "or European Receivables Financier, as applicable," immediately following the phrase "Receivables Financier" contained in clause (x) thereof, (x) inserting the phrase "or any of its Subsidiaries" immediately following the phrase "to the Company" contained in clause (x) thereof (y) inserting the phrase "or servicing" immediately following the phrase "for the purchase" contained in clause (x) thereof and (z) inserting the phrase "or the European

Receivables Facility, as applicable," immediately following the phrase "Receivables Facility" in clause (x) thereof.

          47. On and after the Twelfth Amendment Effective Date, the definition of "Company Consolidated Indebtedness" contained in Section 12 of the Credit Agreement shall be amended by deleting the first parenthetical contained therein in its entirety and inserting in lieu thereof the parenthetical "(excluding CEAc Acquisition Corp. and its Subsidiaries)".

          48. On and after the Twelfth Amendment Effective Date, the definition of "Company Excess Cash Flow" contained in Section 12 of the Credit Agreement shall be amended by (1) deleting the phrase "and (4)" appearing therein and by inserting in lieu thereof the phrase ", (4) payments made pursuant to the Senior Subordinated Notes Redemption and (5)", (2) deleting the phrase "or (n)" appearing therein and by inserting in lieu thereof the phrase ", (n) or (p)" and
(3) inserting the phrase "or (vii) and payments made during such period pursuant to Section 10.12(c)" immediately at the end of the first sentence thereof.

          49. On and after the Twelfth Amendment Effective Date, the definition of "Company Retained Excess Cash Flow Amount" contained in Section 12 of the Credit Agreement shall be amended by inserting the parenthetical "(other than the DETA Acquisition)" immediately following the phrase "any Permitted Acquisition" contained in clause (iii) thereof.

          50. On and after the Twelfth Amendment Effective Date, the definition of "Permitted Acquisition" contained in Section 12 of the Credit Agreement shall be amended by deleting the phrase "and (y)" appearing in the second sentence thereof and by inserting in lieu thereof the phrase ", (y) the DETA Acquisition may only be effected in accordance with the requirements of Section 10.02(xx) of this Agreement and, so long as effected in accordance with said requirements, same shall be deemed to constitute a Permitted Acquisition and the other requirements contained above in this definition and in Section 9.15 shall not apply thereto and (z) except as provided in preceding clause (y),".

          51. On and after the Twelfth Amendment Effective Date, Section 12 of the Credit Agreement shall be amended by deleting the following definitions appearing therein in their entirety:

          "Applicable Margin"
          "Approved Incremental Financing"
          "Borrowing Base"

          "CEAc Acquisition Corp."
          "Commitment"
          "Loan"
          "Maturity Date"
          "Note"
          "Required Banks"
          "Scheduled Repayments"
          "Term Loan"
          "Term Loan Commitment"
          "Total Term Loan Commitment"
          "Tranche"

          52. On and after the Twelfth Amendment Effective Date, Section 12 of the Credit Agreement shall be further amended by inserting in the appropriate alphabetical order the following new definitions:

          "Applicable Margin" shall mean a percentage per annum equal to (i)
     (A) in the case of Loans other than Tranche B Term Loans and Tranche D Term Loans which are maintained as Base Rate Loans, 1.25%, less the then applicable Interest Reduction Discount, (B) in the case of Tranche B Term Loans which are maintained as Base Rate Loans, 1.75%, and (C) in the case of Tranche D Term Loans which are maintained as Base Rate Loans, 1.50% and
     (ii) (A) in the case of Loans other than Tranche B Term Loans and Tranche D Term Loans which are maintained as Eurodollar Loans, 2.50%, less the then applicable Interest Reduction Discount, (B) in the case of Tranche B Term Loans which are maintained as Eurodollar Loans, 3.00% and (C) in the case of Tranche D Term Loans which are maintained as Eurodollar Loans, 2.75%.

          "Approved Incremental Financing" shall mean the Company's 2.9% Convertible Senior Subordinated Notes due 2005.

          "Borrowing Base" shall mean, as at any date on which the amount thereof is being determined, an amount equal to the remainder (but not less than $0) of (1) the sum of (x) 75% of Eligible Receivables and (y) 60% of Eligible Inventory and (z) $50,000,000 (representing the value of property, plant and equipment), minus (2) the aggregate principal amount of Tranche D Term Loans outstanding on such date. The Borrowing Base in effect at any given time shall be the Borrowing Base derived from the Borrowing Base Certificate most recently delivered in compliance with Section 9.01(n), but adjusted for the actual principal amount of Tranche D Term Loans from time to time outstanding; provided that, so long as the most recent Borrowing Base Certificate required to be delivered has not been so delivered, the Borrowing Base in effect will be zero.

          "CEAc Acquisition Corp." shall mean Exide Holding Europe S.A., a corporation organized under the laws of the Republic of France.

          "CEAc Acquisition Corp. Repatriation" shall have the meaning provided in Section 6B.09.

          "Commitment" shall mean any of the commitments of any Bank, i.e., whether the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment, Tranche D Term Loan Commitment or Revolving Loan Commitment.

          "Company Common Stock" shall have the meaning provided in Section 8.14(a)(i).

          "DETA" shall mean DETA Akkumulatorenwerk GmbH, a German corporation, MAREG Accumulatoren GmbH, a German corporation, and FRIWO Silberkraft GmbH, a German corporation.

          "DETA Acquisition" shall mean the acquisition by CEAc Acquisition Corp. or a Wholly-Owned Subsidiary thereof of 100% of the capital stock of DETA in accordance with the terms hereof.

          "DETA Acquisition Assumed Indebtedness" shall mean the Indebtedness of DETA and its Subsidiaries which is to remain outstanding after the consummation of the DETA Acquisition; provided that such Indebtedness shall not constitute an obligation of the Company and its Subsidiaries (other than CEAc Acquisition Corp. and its Subsidiaries) after giving effect to the DETA Acquisition.

          "DETA Acquisition Date" shall mean the date on which the DETA Acquisition is consummated in accordance with the terms hereof.

          "DETA Acquisition Documents" shall mean the DETA Stock Purchase Agreement, all agreements and instruments executed in connection therewith and all of the annexes, schedules and exhibits to any of the foregoing.

          "DETA Stock Purchase Agreement" shall mean the stock purchase agreement with respect to the DETA Acquisition to be entered into between

     CEAc Acquisition Corp. (and/or one or more of its Subsidiaries) and the respective seller or sellers pursuant to the DETA Acquisition, and all of the annexes, schedules and exhibits thereto.

          "DM" shall mean Deutsche Marks.

          "European Receivables Facility" shall mean the receivables purchase or financing agreements among CEAc Acquisition Corp. and/or its Subsidiaries and one or more European Receivables Financiers. No recourse shall be provided to the Company or any of its Subsidiaries (other than CEAc Acquisition Corp. and its Subsidiaries) pursuant to the European Receivables Facility or any documentation related thereto (and no representations, warranties, undertakings or assurances shall be provided by the Company or any of its Subsidiaries (other than CEAc Acquisition Corp. and its Subsidiaries) in connection therewith.

          "European Receivables Facility Attributed Indebtedness" at any time shall mean the aggregate amount theretofore paid to CEAc Acquisition Corp. and/or its Subsidiaries in respect of the receivables sold by any of them pursuant to the European Receivables Facility, in each case to the extent the respective receivables have not yet been repaid by the respective account debtor or repurchased by CEAc Acquisition Corp. and/or its Subsidiaries (it being the intent of the parties that the amount of European Receivables Facility Attributed Indebtedness at any time outstanding approximate as closely as possible the principal amount of indebtedness which would be outstanding at such time under the European Receivables Facility if same were structured as a secured lending agreement).

          "European Receivables Financier" at any time shall mean any purchaser, lender or provider of credit (excluding CEAc Acquisition Corp. and its Subsidiaries) pursuant to the European Receivables Facility as then in effect.

          "European Receivables Subsidiaries" shall mean two Wholly-Owned Subsidiaries of CEAc Acquisition Corp. which engage in no activities other than in connection with the financing of accounts receivable and which are designated (as provided below) as European Receivables Subsidiaries (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Company or any other Subsidiary of the Company (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Company or any other Subsidiary of the Company in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of the Company or any other Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings), (b) with which neither the Company nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the European Receivables Facility (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Company or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Company, and (c) to which neither the Company nor any other Subsidiary of the Company has any obligation to maintain or preserve either such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer's certificate of the Company certifying that, to the best of such officer's knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

          "Exide Holding Preliminary Offering Memorandum" shall mean the Preliminary Offering Memorandum, dated as of April 3, 1997, providing for the issuance by CEAc Acquisition Corp. of an aggregate principal amount of DM 175,000,000 of the Exide Holding Senior Unsecured Notes, as in effect on the Twelfth Amendment Effective Date and with any amendments, modifications or supplements thereto as are reasonably satisfactory to the Administrative Agent and Required Banks.

          "Exide Holding Senior Unsecured Notes" shall mean the senior unsecured promissory notes issued pursuant to the Exide Holding Senior Unsecured Notes Paying Agency Agreement.

          "Exide Holding Senior Unsecured Notes Documents" shall mean all documents or agreements related to the consummation of the Exide Holding Senior Unsecured Notes Issuance, including, without limitation, the Exide Holding Senior Unsecured Notes Paying Agency Agreement, the Exide Holding Preliminary Offering Memorandum and all other documents and agreements entered into in connection therewith.

          "Exide Holding Senior Unsecured Notes Issuance" shall mean the issuance of the Exide Holding Senior Unsecured Notes pursuant to the terms contained in the Exide Holding Preliminary Offering Memorandum.

          "Exide Holding Senior Unsecured Notes Issuance Date" shall mean the first date on which any Exide Holding Senior Unsecured Note is issued or sold.

          "Exide Holding Senior Unsecured Notes Paying Agency Agreement" shall mean the Fiscal and Paying Agency Agreement to be entered into by CEAc Acquisition Corp., pursuant to which the Exide Holding Senior Unsecured Notes are to be issued, in form and substance satisfactory to the Administrative Agent and the Required Banks.

          "Initial Tranche D Term Loan Borrowing Date" shall mean the first Tranche D Term Loan Borrowing Date to occur after the Twelfth Amendment Effective Date.

          "Loan" shall mean each Tranche A Term Loan, each Tranche B Term Loan, each Tranche C Term Loan, each Tranche D Term Loan, each Revolving Loan and each Swingline Loan.

          "Maturity Date" shall mean, with respect to any Tranche of Loans, the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date, the Tranche C Term Loan Maturity Date, the Tranche D Term Loan Maturity Date or the Revolving Loan Maturity Date, as the case may be.

          "Note" shall mean each Tranche A Term Note, each Tranche B Term Note, each Tranche C Term Note, each Tranche D Term Note, each Revolving Note and the Swingline Note.

          "Receivables Subsidiary" shall mean a Wholly-Owned Subsidiary of the Company which engages in no activities other than in connection with the financing of accounts receivable and which is designated (as provided below) as the Receivables Subsidiary (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Company or any other Subsidiary of the Company (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Company or any other Subsidiary of the Company in any way (other than pursuant to Standard Securitization Undertakings) or
     (iii) subjects any property or asset of the Company or any other Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings), (b) with which neither the Company nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the Receivables Facility (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Company or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Company, and (c) to which neither the Company nor any other Subsidiary of the Company has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer's certificate of the Company certifying that, to the best of such officer's knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

          "Required Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding Tranche A Term Loans and TL Percentages of Tranche A Letter of Credit Outstandings, Tranche B Term Loans, Tranche C Term Loans (or, if prior to the Tranche C Term Loan Borrowing Date, Tranche C Term Loan Commitments), Tranche D Term Loans and, if prior to the termination thereof, Tranche D Term Loan Commitments and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted RL Percentages of Swingline Loans and Revolving Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Tranche A Term Loans and Tranche A Letter of Credit Outstandings of Non-Defaulting Banks, all outstanding Tranche B Term Loans of Non-Defaulting Banks, all outstanding Tranche C Term Loans (or, if prior to the Tranche C Term Loan Borrowing Date, Tranche C Term Loan Commitments), Tranche D Term Loans and, if prior to the termination thereof, Tranche D Term Loan Commitments of Non-Defaulting Banks and the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted RL Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Revolving Letter of Credit Outstandings at such time).

          "Required Tranche D Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding Tranche D Term Loans and, if prior to the termination thereof, Tranche D Term Loan Commitments, represent an amount greater than 50% of the sum of all outstanding Tranche D Term Loans and, if prior to the termination thereof, Tranche D Term Loan Commitments of Non-Defaulting Banks.

          "Scheduled Repayments" shall mean the Tranche A Scheduled Repayments, the Tranche B Scheduled Repayments, the Tranche C Scheduled Repayments and the Tranche D Scheduled Repayments.

          "Senior Subordinated Notes Redemption" shall mean the repurchase (whether by means of tender offer, open market purchases or otherwise) and/or redemption by the Company of an amount greater than 50% of its Senior Subordinated Notes outstanding on the Twelfth Amendment Effective Date, in each case to the extent that the respective repurchases and/or redemptions are effected after the Twelfth Amendment Effective Date and on or prior to the Tranche D Term Loan Commitment Termination Date.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary thereof in connection with the Receivables Facility or the European Receivables Facility which are reasonably customary in an accounts receivable transaction.

          "Term Loan" shall mean any Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan or Tranche D Term Loan.

          "Term Loan Commitment" shall mean each Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and Tranche D Term Loan Commitment, with the Term Loan Commitment of any Bank at any time to equal the sum of its Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and Tranche D Term Loan Commitment, as then in effect.

          "Total Term Loan Commitment" shall mean at any time the sum of the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment, the Total Tranche C Term Loan Commitment and the Total Tranche D Term Loan Commitment.

          "Total Tranche D Term Loan Commitment" shall mean, at any time, the sum of the Tranche D Term Loan Commitments of each of the Banks.

          "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being six separate Tranches, i.e., Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans and Swingline Loans.

          "Tranche D Bank" shall mean each Bank with a Tranche D Term Loan Commitment or an outstanding Tranche D Term Loan.

          "Tranche D Commitment Commission" shall have the meaning provided in
     Section 3.01(g).

          "Tranche D Mortgage Amendments" shall have the meaning provided in
     Section 6B.07.

          "Tranche D Projections" shall have the meaning provided in Section 6B.08.

          "Tranche D Scheduled Repayment" shall have the meaning provided in
     Section 4.02(p).

          "Tranche D Scheduled Repayment Date" shall have the meaning provided in Section 4.02(p).

          "Tranche D Syndication Termination Date" shall mean the earlier of (x) the 90th day after the Initial Tranche D Term Loan Borrowing Date or (y) that date upon which BTCo determines in its sole discretion (and notifies the Company) that the primary syndication (and resultant addition of institutions as Banks pursuant to Section 14.04) relating to Tranche D Term Loan Commitments and outstanding Tranche D Term Loans, if any, has been completed.

          "Tranche D Term Loan" shall have the meaning provided in Section 1.01(g).

          "Tranche D Term Loan Borrowing Date" shall mean each date on which a Borrowing of Tranche D Term Loans occurs pursuant to Section 1.01(g).

          "Tranche D Term Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Tranche D Term Loan Commitment", as the same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 11 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Sections 1.13 and/or 14.04.

          "Tranche D Term Loan Commitment Termination Date" shall mean May 30, 1997.

          "Tranche D Term Loan Maturity Date" shall mean June 15, 2001.

          "Tranche D Term Note" shall have the meaning provided in Section 1.05(a).

          "Twelfth Amendment" shall mean the Twelfth Amendment to this Agreement, dated as of March 31, 1997.

          "Twelfth Amendment Effective Date" shall have the meaning provided in the Twelfth Amendment."

          53. On and after the Twelfth Amendment Effective Date, Section 14.17(b) of the Credit Agreement is hereby amended by (1) deleting the phrase "such limitations shall cease to apply at such time, if any, as no Senior Notes remain outstanding," appearing at the end of the first sentence thereof and by inserting in lieu thereof the following new text:

     "such limitations shall cease to apply on the Twelfth Amendment Effective Date and shall thereafter have no further force or effect. From and after the Twelfth Amendment Effective Date, the entire principal amount of Loans outstanding from time to time hereunder, as well as all other Obligations under this Agreement and the other Credit Documents, shall be fully secured, without limitation, by the Restricted Collateral".

and (2) by deleting the text of clause (d) thereof in its entirety and by inserting in lieu thereof the phrase "[INTENTIONALLY OMITTED]".

          54. On and after the Twelfth Amendment Effective Date, the Credit Agreement shall be further amended by adding the following new Section 14.21 immediately after Section 14.20 appearing therein:

          "14.21 Agreement by Signatories to Twelfth Amendment for Benefit of Tranche D Banks. Each Bank which executes and delivers a copy of the Twelfth Amendment, by its execution and delivery thereof, agrees (which agreement shall be binding only on such Bank and its successors), for the benefit of each Tranche D Bank, that it will not agree to any change, waiver, modification or amendment of Section 4.02(p) (as added pursuant to the Twelfth Amendment) unless the respective change, waiver, modification or amendment receives the consent of those Tranche D Banks which would constitute the Required Tranche D Banks if the percentage "50%" appearing in the definition thereof instead read "66-2/3%"."

          55. On and after the Twelfth Amendment Effective Date, the Credit Agreement shall be amended by (i) deleting Schedules I and XIV, and Exhibits A and Q, in their entirety and replacing such Schedules and Exhibits with Schedule I, Schedule XIV, Exhibit A and Exhibit Q, respectively, attached to this Amendment and (ii) adding new Exhibit B-6 in the respective form attached to this Amendment.

          56. It is acknowledged and agreed that the documents relating to the Receivables Facility in the form of (1) the Receivables Purchase Agreement, dated as of March 31, 1997, among Exide U.S. Funding Corporation, as seller, and Three Rivers Funding Corporation, as buyer, and the Company, as servicer, (2) the Receivables Repurchase Agreement, dated as of March 31, 1997, between the Company and Three Rivers Funding Corporation, (3) the Sale Agreement, dated as of March 31, 1997, between the Company, as seller, and Exide U.S. Funding Corporation, as buyer, and (4) the Buyer Note, dated as of March 31, 1997, from Exide U.S. Funding Corporation to the Company, shall be considered changes to the Receivables Facility approved by the Required Banks to the extent such approval is required by the definition of Receivables Facility.

          II.  Amendments to Security Agreement.
               --------------------------------

          1. On and after the Twelfth Amendment Effective Date, Section 1.1 of the Security Agreement shall be amended by inserting at the end of said Section
1.1 the following new clause (c):

          "(c) Notwithstanding anything to the contrary contained above or elsewhere herein, the Collateral shall at no time include any Excluded Receivables Facility Assets."

          2. On and after the Twelfth Amendment Effective Date, the definition of "Excluded Receivables" contained in Article IX of the Security Agreement shall be deleted in its entirety.

          3. On and after the Twelfth Amendment Effective Date, the definition of "Receivables" contained in Article IX of the Security Agreement shall be amended by deleting the phrase "Excluded Receivable" contained in the last sentence thereof and inserting in lieu thereof the phrase "Excluded Receivables Facility Assets".

          4. On and after the Twelfth Amendment Effective Date, Article IX of the Security Agreement shall be further amended by inserting in the appropriate alphabetical order the following new definition:

          "Excluded Receivables Facility Assets" shall mean any Receivable (as defined herein, but without regard to the second sentence of said definition), account or general intangible in which the Receivables Subsidiary or the Receivables Financier has acquired an interest for so long, and to the extent, the same has been transferred to the Receivables Subsidiary or to the Receivables Financier pursuant to or as contemplated by the Receivables Facility, including (in each case to the extent arising therefrom or related thereto) all contract rights, property rights (including without limitation intellectual property rights), chattel paper, instruments, computer programs, proprietary information and all other rights, powers and privileges arising therefrom or related thereto, and all security interests, guaranties, insurance policies and property securing or supporting payment thereof, all records and rights in the merchandise relating thereto and all proceeds and products of any of the foregoing; provided that at such time, if any, as, and to the extent that, any such Receivable, account or general intangible set forth above is repurchased by an Assignor, it (and the respective related assets described above) shall cease to constitute Excluded Receivables Facility Assets."

          III. Miscellaneous Provisions
               ------------------------

          1. In order to induce the Agent and the Banks to enter into this Amendment, the Company hereby (i) makes each of the representations, warranties and agreements contained in Section 8 of the Credit Agreement on the Twelfth Amendment Effective Date, both before and after giving effect to this Amendment and (ii) represents and warrants that no Default or Event of Default is in existence on the Twelfth Amendment Effective Date, both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Security Agreement or any other provision of any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

          4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

          5. This Amendment shall become effective as of the date first written above on the date (the "Twelfth Amendment Effective Date") when the Company, each Domestic Subsidiary Guarantor, the Required Banks, and each of the Tranche D Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent and approval of implementation of the changes with respect to the Receivables Facility set forth in Paragraph 55 starting March 31, 1997 shall become effective as of such date.

          6. The Company and each Domestic Subsidiary Guarantor, by its execution and delivery of a counterpart hereof, hereby agrees that all Obligations (including, without limitation, the principal of, and interest on, all Tranche D Term Loans) shall be entitled to the benefits of the Domestic Subsidiaries Guaranty and shall be secured by the Security Documents in accordance with the respective terms thereof.

          7. To induce the Agents and the Banks to enter into the Twelfth Amendment, the Company hereby agrees that (x) none of the Agents nor any Bank shall be responsible or liable to the Company or any of its Subsidiaries for any consequential damages which may be alleged as a result of the entering into of the Twelfth Amendment or the making of any determinations or the taking of any actions by the Agents or any Bank pursuant to, or with respect to, the Credit Agreement as amended thereby (including, without limitation, pursuant to Section 6B of the Credit Agreement), and (y) none of the Agents nor any Bank shall have any responsibility or liability to any other Person as a result of the entering into of the Twelfth Amendment or the making of any determinations or the taking of any actions by the Agents or any Bank pursuant to the Credit Agreement.

                                   *   *   *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                             EXIDE CORPORATION


                                             By /s/ Catherine B. Hnatin
                                                -------------------------------
                                                Title:  VP & TREASURER



                                             BANKERS TRUST COMPANY,
                                               Individually, as an Agent and as
                                               Administrative Agent


                                             By
                                                -------------------------------
                                                Title:

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                             EXIDE CORPORATION


                             By
                               ----------------------------
                               Title:



                             BANKERS TRUST COMPANY,
                               Individually, as an Agent and as
                               Administrative Agent


                             By /s/ Patricia Hogan
                               ----------------------------
                               Title: Vice President



                             BANK OF MONTREAL,
                             Individually and as Agent


                             By /s/ Michael D. Peist
                                ----------------------------
                               Title:  Director



                             BANK POLSKA KASA OPIEKI, S.A.


                             By /s/ William A. Shea
                                ----------------------------
                                Title: Vice President
                                       Senior Lending Officer


                             CAISSE NATIONALE DE CREDIT
                               AGRICOLE


                             By /s/ David Bouhl, F.V.P.
                                ----------------------------
                               Title: Head of Corporate Banking
                                            Chicago

                             CITIBANK, N.A.


                             By /s/ Hans L. Christensen
                                ----------------------------
                               Title: Vice President


                             COMERICA BANK


                             By /s/ Mark B. Grover
                                ----------------------------
                               Title: Vice President


                             CORESTATES BANK, N.A.


                             By /s/ Corestates Bank, N.A.
                                ----------------------------
                               Title:



                             ISTITUTO BANCARIO SAN PAOLO DI
                               TORINO LTD., NEW YORK BRANCH


                             By /s/ Carlo Persico
                                ----------------------------
                               Title: Deputy General Manager


                             By /s/ Robert Wurster
                                ----------------------------
                               Title: First Vice President


                             LEHMAN COMMERCIAL PAPER, INC.


                             By /s/ Michele Swanson
                                ----------------------------
                               Title: Authorized Signatory



                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                             By /s/ Morgan Guaranty Trust
                                     Company of New York
                                ----------------------------
                               Title:



                             ORIX USA CORPORATION


                             By /s/ Orix USA Corporation
                                ------------------------------
                               Title:



                             TRANSAMERICA BUSINESS CREDIT
                                CORPORATION


                             By /s/ Transamerica Business
                                      Credit Corporation
                                ------------------------------
                               Title:

                          ACKNOWLEDGMENT AND AGREEMENT
                          ----------------------------


          The undersigned, each being a Guarantor, hereby acknowledges and agrees to the provisions (including, without limitation, Section 6 of Part III thereof) of the Twelfth Amendment to the Credit Agreement (as well as the previous amendments to the Credit Agreement referenced in the recitals to the Twelfth Amendment), which precedes this Acknowledgment and Agreement.


                               GBC, INC.

                               By /s/ Catherine B. Hnatin
                                 --------------------------------
                                 Title:  Assist. Secretary


                               GENERAL BATTERY CORPORATION

                               By /s/ Catherine B. Hnatin
                                 --------------------------------
                                 Title:  Assist. Secretary


                               DIXIE METALS COMPANY

                               By /s/ Catherine B. Hnatin
                                 --------------------------------
                                 Title:  Assist. Secretary

                                                                                                       SCHEDULE I
                                                                                                       ----------

                                    COMMITMENTS AND TERM LOANS OUTSTANDING AS OF MARCH 31, 1997
                                    -----------------------------------------------------------


                                                 Aggregate          Aggregate          Aggregate
                                              Principal Amount   Principal Amount   Principal Amount
                                               of Outstanding     of Outstanding     of Outstanding      Tranche D
                             Revolving Loan      Tranche A          Tranche B          Tranche C         Term Loan
Bank                           Commitment        Term Loans         Term Loans         Term Loan         Commitment
----                           ----------        ----------         ----------         ---------         ----------
Bankers Trust Company           $130,401.30          --                 --                 --            $50,000,000
Bank of America              $11,691,076.60          --                 --                 --                --
  National Trust and
  Savings Association
Bank of Montreal              $8,993,135.85          --                 --                 --                --
Bank Polska Kasa              $1,861,778.06          --                 --                 --                --
  Opieki, S.A.
Banque Francaise du           $5,277,309.28          --                 --                 --                --
  Commerce Exterieur
The Bank of Tokyo-            $5,277,309.28          --                 --                 --                --
  Mitsubishi, Limited
The Bank of Tokyo-            $3,518,206.17          --                 --                 --                --
  Mitsubishi Trust
  Company
Caisse Nationale de           $5,277,309.28          --                 --                 --                --
  Credit Agricole
Citibank, N.A.                $8,091,874.24          --                 --                 --                --
Comerica Bank                 $3,518,206.17          --                 --                 --                --
Corestates Bank, N.A.         $5,277,309.28          --                 --                 --                --
Girocredit Bank A.G.          $3,518,206.17          --                 --                 --                --
  Der Sparkassen, Grand
  Cayman Island Branch
Instituto Bancario            $2,167,657.44          --                 --                 --                --
  San Paolo di Torino
  Ltd., New York
  Branch
Kredietbank N.V.              $5,277,309.28          --                 --                 --                --
Lehman Commercial            $16,656,125.39          --                 --                 --                --
  Paper, Inc.
Mellon Bank, N.A.            $ 8,091,874.24          --                 --                 --                --
The Mitsubishi Trust and     $ 5,277,309.28          --                 --                 --                --
  Banking Corporation
Mitsui Leasing (U.S.A.)      $ 5,277,309.28          --                 --                 --                --
  Inc.
Morgan Guaranty Trust        $ 2,167,657.47          --                 --                 --                --
  Company of New York
Orix USA Corporation         $ 2,462,744.34          --                 --                 --                --
PNC Bank, National           $ 8,091,874.24          --                 --                 --                --
  Association
Societe Generale,            $ 7,098,017.36          --                 --                 --                --
  Chicago Branch
Transamerica Business        $25,000,000.00          --                 --                 --                --
  Credit Corporation
TOTAL                       $150,000,000.00         -0-                -0-                -0-            $50,000,000

                                                                      31/12/1996

                                                                    SCHEDULE XIV


                                                    -------------------------
                                                    EXIDE HOLDING EUROPE S.A.
                                                              FRANCE
                                                    -------------------------
                     -----------------------------------------------------------------------------------------
                                                                                     17.00
            ---------------------             -----------------             ------------------             -----------------
            EURO EXIDE CORP. LTD.             EXIDE FRANCE S.A.      83.00      CEAC S.A.                  S.E.A. TUDOR S.A.
                                                                     ---->
                    UK                              FRANCE                       FRANCE                          SPAIN
            ---------------------             -----------------             ------------------             -----------------
                                   -------------------------------------------------------------------
                     --------------------------           ----------------------           ----------------------
                            TUDOR A.B.                      EXIDE SONNAK A.S.                     EXIDE OY
              -----                                -----
                             SWEDEN                              NORWAY                           FINLAND
                     --------------------------           ----------------------           ----------------------
                     --------------------------           ----------------------           ----------------------
                         EXIDE DANMARK A.S.                 ANKER DEFENSE A.S.                LYAC HOLDING A.S.
              ----->                               ----->
                             DENMARK                             NORWAY                           DENMARK
                     --------------------------           ----------------------           ----------------------
                     --------------------------           ----------------------
                         CMP BATTERIER A.S.                 CMP BATTERIER A.S.
              ----->                               ----->
                            DENMARK                              NORWAY
                     --------------------------           ----------------------
                     --------------------------
                        CMP BATTERIER A.B.
              ----->
                             SWEDEN
                     --------------------------

Ownership interests in each legal entity is represented by a single class of common shares.

Unless otherwise noted, the legal entities are 100% owned by Exide or an Exide subsidiary as listed.

                                                                      31/12/1996

                  ---------------------------                                     ------------------------
                  EURO EXIDE CORPORATION LTD.                                     EURO EXIDE Nominees LTD.
                             U.K.                             9900                          U.K.
                  ---------------------------                                     ------------------------
                              |

                     ----------------------------------       8150
                     |                                |
         -------------------------            ---------------------

            OMP BATTERIES LTD.                 EXIDE BATTERIES LTD. c

                    U.K.                              U.K.
         -------------------------            ---------------------
         -------------------------            ---------------------               -------------------------
              FULMEN UK LTD                     BIG BATTERIES LTD.                     GEMALA IRELAND
                                                                                       (HOLDINGS) LTD.
                    U.K.                              U.K.
         -------------------------            ---------------------                          U.K.
         -------------------------            ---------------------               -------------------------
          EUROBAT INTERNAT. LTD                   BIG BATTERIES                     GEMALA IRELAND COMPANY
                                                DISTRIBUTION LTD.                            LTD.
                    U.K.
         -------------------------                    U.K.                                 IRELAND
                                              ---------------------               -------------------------
         -------------------------            ---------------------               -------------------------
         SPITFIRE BATTERIES LTD.              BIG BATTERIES FRANCE                EXIDE BATTERIES (IRELAND)
                                                      SARL                                    LTD.
                    U.K.
         -------------------------                   FRANCE                                IRELAND
                                              ---------------------               -------------------------
         -------------------------            ---------------------               -------------------------
9000            O.H.E. LTD.        A             BIG ESPANA S.A.                   GEMALA DISTRIBUTORS LTD.

                    U.K.                             SPAIN                                 IRELAND
         -------------------------            ---------------------                -------------------------
         -------------------------            ---------------------                -------------------------
            T.S. BATTERIES LTD                EXIDE (HOLDINGS) LTD.                 GEMALA IGNITON COMPANY
                                                                                              LTD.
                    U.K.                              U.K.
         -------------------------            ---------------------                         IRELAND
         -------------------------            ---------------------                -------------------------
9900      OMP BATTERIES PENS, LTD. B          EXIDE (DAGENHAN) LTD.                   ALL BATTERIES LTD.

                    U.K.                              U.K.                                  IRELAND
         -------------------------            ---------------------               -------------------------
                                              ---------------------
                                               EXIDE BATTERIES A.B.

                                                      SWEDEN
                                              ---------------------

---OTHER SHAREHOLDERS----------------------------------------------     ---OTHER INVESTMENTS----------------------------------------
A: CEAC: 10.00                                                          a: 1 share of EURO EXIDE CORPORATION LTD.
B: CEAC S.A. 1.00                                                          1 share of CMP BATTERIES LTD.
C: P.T. SAPTA: 16.50
-------------------------------------------------------------------     ------------------------------------------------------------

Ownership interests in each legal entity are represented by a single class of common shares. Unless otherwise noted, the legal entities are 100% owned by Exide or an Exide subsidiary as listed.

                                                                                                                          31/12/1996
                                                    ---------------------------
                                                             CEAC S.A.
                                                              FRANCE
                                                    ---------------------------
          -------------------            -----------------------              -----------------          -------------------------
97.77     EXIDE AUTOMOTIVE    A               SINAC S.R.L.            50.00      INCI-CEAC                L'ACCUMULAT. FULMEN SARL
               BELGIUM           a                ITALY                            TURKEY                          FRANCE          c
          -------------------            -----------------------              -----------------          -------------------------

          -------------------            -----------------------              -----------------          -------------------------
??.??         AIM GmbH                   COMP. GEN. ACCUMULA SPA      96.05      CENTRA SA                    ATSA FRANCE S.A.
               GERMANY                            ITALY                            POLAND                          FRANCE
          -------------------            -----------------------              -----------------          -------------------------
                                  63.16                         36.81
       ----------------------            -----------------------              -----------------          -------------------------
99.94     CMP BATTERLIEN NV   B           T.S. BATTERUE S.R.L.        ??.??   INITIATIVE S.A.  b                 SFAT S.A.
              BELGIUM                             ITALY                          LUXEMBURG       b                FRANCE
       ----------------------            -----------------------              -----------------          -------------------------

       ----------------------            -----------------------              -----------------          -------------------------
             HAGEN B.V.           99.13          I.C.S.         c     20.00      DAISA S.A.       99.99  SOC.EXPL ACC. MAHIEU SARL f
             NETHERLANDS                          ITALY                            SPAIN                           FRANCE
       ----------------------            -----------------------              -----------------          -------------------------

       ----------------------            -----------------------              -----------------          -------------------------
       ANKER ACCU, BENELUX B.V.          ACC. SONNENSCHEIN GmbH       ?0.00      DAIMA SRL                  T.S. BATTERIES S.A.
             NETHERLANDS                         GERMANY                           SPAIN                           FRANCE
       ----------------------            -----------------------              -----------------          -------------------------

       ----------------------            -----------------------              -----------------          -------------------------
        T.S. ACCU. WACHT B.V.     50.00   SONNENSC LITHIUM GmbH       ??.??   FULMEN IBERICA BA             BATTERIE HAGEN S.A.
             NETHERLANDS                         GERMANY                           SPAIN                           FRANCE
       ----------------------            -----------------------              -----------------          -------------------------

       ----------------------            -----------------------
          CMP BATTERIJEN BV       10.00    SUNSHINE BATTERIES
             NETHERLANDS                         NIGERIA
       ----------------------            -----------------------

       ----------------------
         ATSA BATTERIJEN BV
             NETHERLANDS
       ----------------------

       ----------------------
              FTS B.V.
             NETHERLANDS
       ----------------------

-----------------------------------------------------------   ----------------------------------------------------------------------
   OTHER SHAREHOLDERS                                            OTHER INVESTMENTS
A: INITIATIVE SA: 2.05       D: EXIDE AUTOMOTIVE: 0.02        a: INITIATIVE S.A. : 0.02   c: FULMEN IBERICA S.A.: 0.25
B: CEAC SA: 0.06             E: L'ACCUMULATEUR FULMEN: 0.25   b: EXIDE AUTOMOTIVE: 2.05      SOC. EXPL ACC. MAHIEU SARL: 0.01
C: INITIATIVE: 0.87          F: L'ACCUMULATEUR FULMEN: 0.01                                  ?????? EXIDE AUTOMOIVE (Belgium): 0.001
-----------------------------------------------------------   ----------------------------------------------------------------------

Ownership interests in each legal entity are represented by a single class of common shares. Unless otherwise noted, the legal entities are 100% owned by Exide or an Exide subsidiary as listed.

                                                     ------------------------
                                                           S.E.A. TUDOR
                                                              SPAIN                                                       31/12/1996
                                                     ------------------------

----------------------------            ----------------------------           -------------------        --------------------------
 TERRENOS Y CONSTRUCCIONES                    GAZTAMBIDE S.A.                        S.P.A.T.                       EXIDE
            S.A.                                                                                            VERWALTUNGSGESELLOHAFT

           SPAIN                                   SPAIN                            PORTUGAL                         GmbH
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------        --------------------------
ELECTRO MERCANTIL INDUSTRIAL                      AMISGAR                           CIDAILIDA                  EXIDE AUTOMOTIVE
            S.A.                                                                                                BATTERIE GmbH

           SPAIN                                   SPAIN                            PORTUGAL                       GERMANY
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------        --------------------------
   TUDOR ELECTRONICA S.A.                      ESPACO 2000 LTDA                       AZAILDA                  HAGEN BATTERIE AG

           SPAIN                                  PORTUGAL                          PORTUGAL                       GERMANY
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------        --------------------------
          MEGORSA                          RENOVACION URBANA LTD.                    SORICOL               EXIDE BATTERIEWERKE GmbH

           SPAIN                                  PORTUGAL                          PORTUGAL                       AUSTRIA
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------        --------------------------
          PRODESA                                 NERCOLEC                           SONALUR                    U-KASSE HAGEN

           SPAIN                                 LUXEMBURG                          PORTUGAL                       GERMANY
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------        --------------------------
TUDOR SERVICIOS INDUSTRIALES                MERCOLEC TUDOR B.V.                   COMTUDOR S.A.               ACCU.-FABRIK TUDOR

           SPAIN                                 NETHERLANDS                        PORTUGAL                       GERMANY
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------        --------------------------
          RUCOMEX                              TUDOR HELLENIC                    GEOFINANCA S.A.              TUDOR HOLDING OY.

           SPAIN                                   GREECE                           PORTUGAL                       FINLAND
----------------------------            ----------------------------           -------------------        --------------------------

----------------------------            ----------------------------           -------------------
        TUDOR S.L.                           INTRA DEVELOPMENT                     CROVAM S.A.

           SPAIN                                  DENMARK                           PORTUGAL
----------------------------            ----------------------------           -------------------

----------------------------            ----------------------------           -------------------
 METALLURGICA DE CUBAS S.L.                     TUDOR INDIA                          EMACEL

           SPAIN                                   INDIA                             ANGOLA
----------------------------            ----------------------------           -------------------


   Ownership interests in each legal entity are represented by a single class of common shares.

----------OTHER SHAREHOLDERS-------------------------        ------------OTHER INVESTMENTS -----------------------------
  A: TERRENOS: 28.00      E: MERCOLEC: 20.00                   a: ESPACO 2000 LTDA: 28.00         d: CIDAI: 25.00
  B: TERRENOS: 29.00         SONALUR: 10.00                       RENOVACION URBANA: 29.00           SONALUR: 15.00
  C: SONALUR: 0.06        F: CIDAI: 50.00                         GATZAMBIDE: 0.0001              e: S.P.A.T.: 0.05
     S.P.A.T: 10.00       G: S.E.A. TUDOR: 20.00               b: AZAI: 20.00                        AZAI: 10.00
  D: AZAI: 25.00             AZAI: 15.00                       c: SORICOL: 50.00                  f: SONALUR: 20.00
                          H: CIDAI: 50.00                         COMTUDOR: 60.00
-----------------------------------------------------        -----------------------------------------------------------

   Unless otherwise noted, the legal entities are 100% owned by Exide or an Exide subsidiary as listed.

                                                                       EXHIBIT A
                                                                       ---------



                              NOTICE OF BORROWING

                                                                          [Date]


Bankers Trust Company, as
 Administrative Agent for
 the Banks party to the Credit
 Agreement referred to below
One Bankers Trust Plaza
New York, New York  10006

Attention:  ______________________

Gentlemen:

          The undersigned, Exide Corporation (the "Company"), refers to the Credit Agreement, dated as of August 30, 1994 (as amended, modified or supplemented from time to time, the "Credit Agreement"; except as otherwise defined herein, the terms defined therein being used herein as therein defined), among the Company, various Banks from time to time party thereto, Bankers Trust Company, Bank of America National Trust and Savings Association and Bank of Montreal, as Agents, and you, as Administrative Agent for such Banks, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

          (i)  The Business Day of the Proposed Borrowing is _________,
     19__./1/

          (ii) The aggregate principal amount of the Proposed Borrowing is U.S. $___________.


-----------------------
/1/ Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Rate Loans, in each case, after the date hereof.

                                                                       EXHIBIT A
                                                                          Page 2


          (iii) The Proposed Borrowing is to consist of [Tranche A Term Loans] [Tranche B Term Loans] [Tranche C Term Loans] [Tranche D Term Loans] [Revolving Loans].

          (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans]./2/

          [(v) The initial Interest Period for the Proposed Borrowing is ___ month(s).]/3/


          The undersigned hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such specified date); and

          (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.
                                       Very truly yours,

                                       EXIDE CORPORATION


                                       By____________________________
                                       Name:
                                       Title:


-------------------
/2/ Eurodollar Loans may not be incurred prior to the Syndication Termination Date.

/3/  To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                     EXHIBIT B-6
                                                                     -----------



                              TRANCHE D TERM NOTE


U.S. $________________                                        New York, New York
                                                              _________ __, 199_

          FOR VALUE RECEIVED, EXIDE CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of _____________________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent"), initially located at One Bankers Trust Plaza, New York, New York 10006, on the Tranche D Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ U.S. DOLLARS or, if less, the then unpaid principal amount of all Tranche D Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche D Term Notes referred to in the Credit Agreement, dated as of August 30, 1994, among the Company, the lenders from time to time party thereto (including the Bank), Bankers Trust Company, Bank of America National Trust and Savings Association, and Bank of Montreal, as Agents, and Bankers Trust Company as the Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the Domestic Subsidiaries Guaranty (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche D Term Loan Maturity Date, in whole or in part.

          This Tranche D Term Note may not be transferred except in accordance with the terms and conditions of the Agreement. Transfers of this Tranche D Term Note must be recorded in the Register maintained by the Administrative Agent pursuant to the terms of the Agreement.

                                                                     EXHIBIT B-6
                                                                          Page 2


          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                       EXIDE CORPORATION


                                       By_____________________________
                                         Title:

                                                                       EXHIBIT O
                                                                       ---------


                    BORROWING BASE CERTIFICATE AS OF [DATE]
                    ---------------------------------------


To: The Banks party to the Credit Agreement, dated as of August 30, 1994, among Exide Corporation
     (the "Company"), the financial institutions party thereto and Bankers Trust Company, Bank of America
     National Trust and Savings Association and Bank of
     Montreal, as Agents, and Bankers Trust Company as
     Administrative Agent, as amended (the "Credit Agreement")

1.   Accounts Receivable                                            Amount
                                                                    ------
     Total face amount of the
       receivables of the Company and
       its Domestic Wholly-Owned
       Subsidiaries which are party to
       the Security Agreement
       (excluding any receivables
       which are in any way subject to
       the Receivables Facility) which
       conform to the representations
       and warranties contained in the
       Security Agreement (including,                               $__________
       without limitation, that the
       Collateral Agent shall have and
       maintain a first priority
       perfected security interest in
       all such receivables), and at
       all times continue to be
       acceptable to the Collateral
       Agent in its reasonable judgment

     Less:

     Returns, discounts, claims,
       credits and allowances of any
       nature (whether issued, owing,                               ($_________)
       granted or outstanding)

     Reserves for any other matter
       affecting the creditworthiness
       of account debtors with respect                              ($_________)
       to the receivables:

     Bill and hold (deferred                                        ($_________)
       shipment) transactions

     Contracts or sales to any
       Affiliate of the Company or                                  ($_________)
       any governmental entity

     All receivables which have not
     been paid in full within 90
     days after the due date thereof
     or the amount of such                                          ($_________)
     receivables which have been
     disputed by the account debtor

     Receivables of any account
     debtor of which 50% or more of
     the aggregate outstanding
     receivables of such account
     debtor owed to the Company and                                 ($_________)
     its Domestic Wholly-Owned
     Subsidiaries would be excluded
     pursuant to the preceding item

     Sales to account debtors
     residing or located outside the                                ($_________)
     United States

     Receivables of any account
     debtor with respect to which
     any action or event of the
     types described in Section                                     ($_________)
     11.05 of the Credit Agreement
     has occurred

     To the extent that the receivables of
     any account debtor exceed 20% of the
     total outstanding receivables of all
     account debtors owed to the Company
     and its Domestic Wholly-Owned                                  ($_________)
     Subsidiaries, that portion of such
     receivables in excess of such 20%

     Receivables of any account                                     ($_________)
     debtor arising
     out of a consignment arrangement

2.   Eligible Receivables
     (Net Amount of No. 1)                                          $__________

3.   75% of Eligible Receivables                                    $__________

4.   Inventory

     Gross dollar value (valued at
       the lower of cost (determined
       on a first in-first out basis)
       or market value) of the
       inventory of the Company and
       its Domestic Wholly-Owned
       Subsidiaries which are party to
       the Security Agreement which
       conforms to the representations
       and warranties contained in the
       Security Agreement including,
       without limitation, that


       the Collateral Agent shall have
       and maintain a first priority
       perfected security interest in
       all such inventory, which
       inventory constitutes raw
       materials, work-in-progress or
       finished goods and which is
       not, in the Company's good
       faith opinion and consistent
       with past practice, excess,
       obsolete or unmerchantable                                   $__________

     Less:

     Any supplies (other than raw
      materials), spare parts and                                   ($_________)
      goods returned to suppliers


     Inventory subject to any Lien
      other than the Liens created
      under the Security Documents                                  ($_________)

     Any market reserves maintained
      by the Company and its
      Subsidiaries                                                  ($_________)

5.   Eligible Inventory (Net Amount
      No. 4)                                                        $__________

6.   60% of Eligible Inventory                                      $__________

7.   Value of property, plant and
      equipment                                                     $50,000,000

8.   Aggregate principal amount of
      Tranche D Term
      Loans outstanding                                             $__________

9.   Borrowing Base
      (Remainder (but not less than                                 $__________
      $0) of (1) the sum of No. 3,
      No. 6 and No. 7, minus (2)
      No. 8)

10.  Outstanding Principal
      Amount of Revolving Loans,
      Swingline Loans and Revolving
      Letter of Credit Outstandings                                 $__________

11.   Borrowing Base Surplus
       (Deficiency)
       (No. 9 minus No. 10)                                         $__________


     The undersigned hereby certifies that all of the information provided above is true and correct as of the date first above written.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this __ day of ____________, 19__.



                           EXIDE CORPORATION


                           By_________________________
                            Name:
                            Title: Chief Financial Officer





                                                                              71